UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2020

Dana Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-1063	26-1531856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3939 Technology Drive, Maumee, Ohio 43537

(Address of principal executive offices) (Zip Code)

(419) 887-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, $.01 par value	DAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Indenture

On June 23, 2020, Dana Incorporated (“Dana”) closed its offering of $100,000,000 aggregate principal amount of additional 5.375% Senior Notes due 2027 (the “Notes”). The Notes were issued pursuant to an Indenture, dated as of January 28, 2011 (the “Base Indenture”), between Dana and Wells Fargo Bank, National Association, as trustee, as supplemented by the Fourth Supplemental Indenture, dated as of November 20, 2019 (the “Indenture”) as Additional Notes (as defined in the Indenture).

The Indenture provides, among other things, that the Notes will be senior unsecured obligations of Dana. Interest is payable on the Notes on May 15 and November 15 of each year, beginning November 15, 2020 for the Notes issued on June 23, 2020. The Notes will mature on November 15, 2027.

Dana may redeem the Notes in whole or in part on or after November 15, 2022 at redemption prices of 102.688% or 101.344% of the principal amount thereof if the redemption occurs during the 12-month period beginning on November 15, 2022 or 2023, respectively, and a redemption price of 100.000% of the principal amount thereof on or after November 15, 2024, in each case plus accrued and unpaid interest to (but not including) the redemption date. Prior to November 15, 2022, Dana may redeem up to 35% of the aggregate principal amount of the Notes (calculated after giving effect to any issuance of additional Notes) with an amount equal to the net cash proceeds of one or more equity offerings, at a price equal to 105.375% of the principal amount thereof, plus accrued and unpaid interest to (but not including) the redemption date, provided that at least 50% of the original aggregate principal amount of the Notes (calculated after giving effect to any issuance of additional Notes) remains outstanding after the redemption. Prior to November 15, 2022, Dana also may redeem the Notes in whole or in part at a redemption price equal to 100.000% of the aggregate principal amount thereof, plus accrued and unpaid interest to (but not including) the redemption date plus a “make-whole” premium.

Subject to certain limitations, in the event of a change of control of Dana, Dana will be required to make an offer to purchase the Notes at a purchase price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest to (but not including) the date of purchase.

The Notes will rank equally with all of Dana’s other unsecured senior indebtedness. The Notes will not be initially guaranteed by any of Dana’s subsidiaries. The Notes will be effectively subordinated to any of Dana’s secured indebtedness, to the extent of the assets securing such indebtedness, and to all of the debt and other liabilities of Dana’s subsidiaries that do not guarantee the Notes.

The Indenture contains restrictive covenants that, among other things, limit Dana’s ability to: (i) incur additional debt, (ii) pay dividends and make other restricted payments, (iii) create or permit certain liens, (iv) use the proceeds from sales of assets and subsidiary stock, (v) create or permit restrictions on the ability of Dana’s restricted subsidiaries to pay dividends or make other distributions to Dana, (vi) enter into transactions with affiliates, and (vii) consolidate or merge or sell all or substantially all of Dana’s assets. The foregoing limitations are subject to exceptions as set forth in the Indenture. In addition, if in the future (i) the Notes have been assigned an investment grade rating by two of Moody’s Investors Service, Inc., S&P Global Ratings and Fitch Ratings Inc., and (ii) no default has occurred and is continuing, certain of these covenants will, thereafter, no longer apply to the Notes for so long as the Notes maintain these specified ratings. The Indenture also provides for customary events of default.

A copy of the Indenture is filed as Exhibit 4.1 hereto and is incorporated herein by reference. The above description of the material terms of the Indenture is not complete and is qualified in its entirety by reference to the Indenture.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please see the discussion set forth under Item 1.01, “Entry into a Material Definitive Agreement,” of this Form 8-K, which discussion is incorporated herein by reference.

Item 8.01	Other Events.

Underwriting Agreement

On June 18, 2020, Dana entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., as representative of the several underwriters named therein, relating to the issuance and sale by Dana of the Notes.

The offering of the Notes was registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3ASR (File No. 333-234507) filed with the Securities and Exchange Commission on November 5, 2019, which became effective upon filing. The terms of the Notes are described in Dana’s Prospectus dated November 5, 2019, as supplemented by a final Prospectus Supplement dated June 18, 2020, as filed with the Commission on June 19, 2020.

The Underwriting Agreement contains customary representations, covenants and indemnification provisions.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference. The above description of the material terms of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the Underwriting Agreement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report.

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 18, 2020, between Dana Incorporated and Citigroup Global Markets Inc., as representative of the several underwriters named therein.

4.1

Fourth Supplemental Indenture, dated as of November 20, 2019, with respect to the Indenture, dated January 28, 2011, between Dana Incorporated and Wells Fargo Bank, National Association, as trustee. Filed as Exhibit 4.1 to Registrant’s Current Report on Form 8-K dated November 20, 2019, and incorporated herein by reference.

5.1	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP.

23.1	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA INCORPORATED

Date: June 23, 2020	By:	/s/ Joseph Heckendorn
	Name:	Joseph Heckendorn
	Title:	Vice President and Assistant General Counsel